UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3275

Legg Mason Partners Investment Funds, Inc.

(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

300 First Stamford Place,4th Fl.

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 451-2010

Date of fiscal year end: April 30,

Date of reporting period: April 30, 2006

ITEM 1. REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

ANNUAL REPORT

APRIL 30, 2006

Legg Mason Partners

Multiple Discipline Funds All Cap Growth and Value

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners

Multiple Discipline Funds

All Cap Growth and Value

Annual Report  •  April 30, 2006

What’s

Inside

Fund Objective

The Fund seeks long-term capital growth.

“Smith Barney”, “Salomon Brothers” and “Citi” are service marks of Citigroup, licensed for use by Legg Mason as the names of funds and investment managers. Legg Mason and its affiliates, as well as the Fund’s investment manager, are not affiliated with Citigroup.

Letter from the Chairman

R. JAY GERKEN, CFA

Chairman, President and Chief Executive Officer

Dear Shareholder,

The U.S. economy was generally strong during the one-year period of this report. After expanding 3.3% in the second quarter of 2005, third quarter gross domestic product (“GDP”)i advanced 4.1%. GDP growth then slipped to 1.7% in the fourth quarter. This marked the first quarter that GDP growth didn’t surpass 3.0% since the first three months of 2003. However, as expected, the economy rebounded sharply in the first quarter of 2006, with GDP rising an estimated 5.3%. The economic turnaround was prompted by both strong consumer and business spending. In addition, the U.S. Labor Department reported that unemployment hit a five-year low in March.

The Federal Reserve Board (“Fed”)ii continued to raise interest rates during the reporting period. Despite the “changing of the guard” from Fed Chairman Alan Greenspan to Ben Bernanke in early 2006, it was “business as usual” for the Fed, as it raised short-term interest rates eight times during the reporting period. Since it began its tightening campaign in June 2004, the Fed has increased rates 15 consecutive times, bringing the federal funds rate iii from 1.00% to 4.75%. The Fed then raised rates to 5.00% on May 10th, after the end of the reporting period. Coinciding with this latest move, the Fed said that the “extent and timing” of further rate hikes would depend on future economic data.

For the 12-month period ended April 30, 2006, the U.S. stock market generated solid results, with the S&P 500 Indexiv returning 15.41%. While high oil and commodity prices, steadily rising interest rates and geopolitical issues triggered periods of market volatility, investors generally remained focused on the positive economic environment and strong corporate profits.

Looking at the market more closely, small-cap and mid-cap stocks significantly outperformed their large-cap

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value         I

counterparts, with the Russell 2000,v Russell Midcapvi and Russell 1000vii Indexes returning 33.47%, 26.42%, and 16.71%, respectively. From an investment style perspective, value stocks outperformed growth stocks, with the Russell 3000 Valueviii and Russell 3000 Growthix Indexes returning 19.33% and 16.90%, respectively, over the reporting period.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

Special Shareholder Notice

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager (the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, has become a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders previously approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. The Manager and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund has been informed that the Manager and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

Important information concerning the Fund and its Manager with regard to recent regulatory developments is contained in the Notes to Financial Statements included in this report.

II         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 2, 2006

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

vi	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

viii	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value         III

Manager Overview

Special Shareholder Notice

Prior to April 7, 2006, the Fund operated under the name Smith Barney Multiple Discipline Funds All Cap Growth and Value Fund. The Fund’s investment strategy and objective have not changed.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The U.S. stock market rose over the 12-month reporting period, as the S&P 500 Indexi gained 15.41%. To a great extent, we believe market performance was driven by strong corporate profits and investors’ perceptions regarding interest rates. In particular, indications that the Federal Reserve Board (“Fed”)ii may pause or stop its campaign of raising interest rates buoyed the market. However, when economic data pointed to rising inflation, it often led to market weakness, as investors became concerned that the Fed would continue raising rates and choke off the economic expansion. The U.S. market’s rally was broad-based, as virtually every sector of the market rose over the reporting period. From a market cap perspective, the Russell 2000,iii Russell Midcapiv and Russell 1000v Indexes returned 33.47%, 26.42%, and 16.71%, respectively. In terms of investment style, value stocks were the clear winner, as the Russell 3000 Valuevi and Russell 3000 Growthvii Indexes returned 19.33% and 16.90%, respectively.

Over the last year, the U.S. bond market was impacted by the strong economy, inflationary pressures and continued rate hikes by the Fed. To gain some perspective on how far we’ve come in terms of interest rates, consider the following. In May 2004 the federal funds rate,viii a barometer of short-term interest rates, was a mere 1.00%, its lowest level in more than 40 years. This was due, in part, to the Fed’s attempt to stimulate the economy in the aftermath of September 11th.

By June of 2004, the economy appeared to be on solid footing and the Fed officially ended its accommodative monetary policy by instituting its first rate hike in four years, bringing the federal funds rate from 1.00% to 1.25%. At that time, the Fed telegraphed what it had in mind for short-term rates as it said, “policy accommodation can be removed at a pace that is likely to be measured.” The Fed certainly has been true to its word, as it instituted 15 straight 0.25% rate hikes through the end of April 2006, bringing the federal funds rate to 4.75%. After the reporting period ended, the Fed again raised rates in May to 5.00%.

Performance Review

For the 12 months ended April 30, 2006, Class A shares of the Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, excluding sales charges, returned 17.46%. These shares underperformed the Fund’s unmanaged benchmark, the Russell 3000 Index,ix which returned 18.08% for the same period. The Lipper Multi-Cap Core Funds Category Average1 increased 19.16% over the same time frame.

[1]	Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 834 funds in the Fund’s Lipper category, and excluding sales charges.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         1

Performance Snapshot as of April 30, 2006 (excluding sales charges) (unaudited)

	6 months	12 months

MDF All Cap Growth and Value — Class A Shares	9.28%	17.46%

Russell 3000 Index	10.70%	18.08%

Lipper Multi-Cap Core Funds Category Average	11.46%	19.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.
Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
Excluding sales charges, Class B shares returned 8.94%, Class C shares returned 8.93% and Class Y shares returned 9.48% over the six months ended April 30, 2006. Excluding sales charges, Class B shares returned 16.54%, Class C shares returned 16.67% and Class Y shares returned 17.93% over the twelve months ended April 30, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.
Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the period ended April 30, 2006, including the reinvestment of distributions, including returns of capital, if any, calculated among the 972 funds for the six-month period and among the 834 funds for the 12-month period in the Fund’s Lipper category and excluding sales charges.

Q. What were the most significant factors affecting Fund performance?

What were the leading contributors to performance?

A. The Fund’s underperformance relative to the Russell 3000 Index was due to both sector allocation and security selection. An overweight position in information technology and an underweight position in utilities contributed favorably to performance; however, this benefit was more than offset by an overweight in the healthcare sector and an overweight in the consumer discretionary sector, which negatively impacted performance. Security selection was strongest in the information technology and financials sectors and weakest in the consumer discretionary and industrials sectors. In terms of individual holdings, the Fund’s largest contributors to performance were Texas Instruments Inc., a company that designs and supplies digital signal processors, Weatherford International Ltd., an oil and gas equipment and services company, SanDisk Corp., a company that produces flash memory data storage products, Merrill Lynch & Co. Inc., a large financial services firm and Lehman Brothers Holdings Inc., a provider of financial services. The Fund continued to be invested in the securities above at the end of the reporting period.

What were the leading detractors from performance?

A. The largest detractors from performance for the period were Johnson & Johnson, a manufacturer and seller of healthcare products, Comcast Corp., a cable and internet

2         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

communications company, Dell Inc., a computer systems and services company, Lear Corp., a provider of automotive interior systems and Tyco International Ltd., a diversified manufacturing and services company. The Fund sold its position in Lear Corp. and remained invested in the other securities at the end of the period.

Q. Were there any significant changes to the Fund during the reporting period?

A. While the composition of the segments may have changed during the period, there were no material changes in the target allocations made to the segments during the period by the coordinating portfolio managers.

Thank you for your investment in the Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Roger Paradiso	Kirsten Mobyed
Co-Coordinating	Co-Coordinating
Portfolio Manager	Portfolio Manager

June 2, 2006

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of April 30, 2006 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Texas Instruments Inc. (2.9%), Cisco Systems Inc. (2.2%), Johnson & Johnson (2.2%), Pfizer Inc. (2.2%), Time Warner Inc. (2.1%), Merrill Lynch & Co., Inc. (2.0%), Microsoft Corp. (2.0%), Walt Disney Co. (1.9%), Biogen Idec Inc. (1.9%) and Home Depot Inc. (1.9%). Please refer to pages 10 through 14 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager’s current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of April 30, 2006 were: Information Technology (19.4%), Healthcare (17.6%), Consumer Discretionary (17.2%), Financials (13.1%) and Industrials (9.3%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Diversification does not assure against loss. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging markets. Please see the Fund’s prospectus for more information on these and other risks.

All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

ii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii	The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

iv	The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

[v]	The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

vii	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

viii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

ix	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market.

4         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Fund at a Glance (unaudited)

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         5

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on November 1, 2005 and held for the six months ended April 30, 2006.

Actual Expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return(1)

	Actual Total Return Without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(3)
Class A	9.28%	$1,000.00	$1,092.80	1.17%	$6.07

Class B	8.94	1,000.00	1,089.40	1.92	9.95

Class C	8.93	1,000.00	1,089.30	1.82	9.43

Class Y	9.48	1,000.00	1,094.80	0.79	4.10

(1)	For the six months ended April 30, 2006.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

6         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Fund Expenses (unaudited) (continued)

Hypothetical Example for Comparison Purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period(2)
Class A	5.00%	$1,000.00	$1,018.99	1.17%	$5.86

Class B	5.00	1,000.00	1,015.27	1.92	9.59

Class C	5.00	1,000.00	1,015.77	1.82	9.10

Class Y	5.00	1,000.00	1,020.88	0.79	3.96

(1)	For the six months ended April 30, 2006.
(2)	Expenses (net of voluntary fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         7

Fund Performance

Average Annual Total Returns[1] (unaudited)

	Without Sales Charges(2)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 4/30/06	17.46%	16.54%	16.67%	17.93%

Five Years Ended 4/30/06	0.41	(0.35)	(0.33)	N/A

Inception* through 4/30/06	(3.22)	(3.94)	(3.92)	11.37

	With Sales Charges(3)
	Class A	Class B	Class C	Class Y
Twelve Months Ended 4/30/06	11.61%	11.54%	15.67%	17.93%

Five Years Ended 4/30/06	(0.63)	(0.55)	(0.33)	N/A

Inception* through 4/30/06	(4.07)	(3.94)	(3.92)	11.37

Cumulative Total Returns[1] (unaudited)

Without Sales Charges(2)
Class A (Inception* through 4/30/06)	(17.37)%

Class B (Inception* through 4/30/06)	(20.88)

Class C (Inception* through 4/30/06)	(20.79)

Class Y (Inception* through 4/30/06)	17.35

(1)	All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and C shares.
(3)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.00%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.
*	Inception date for Class A, B and C shares is June 30, 2000 and inception date for Class Y shares is November 4, 2004.

8         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Historical Performance (unaudited)

Value of $10,000 Invested in Class A, B and C Shares of the Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value vs. Russell 3000 Index† (June 2000 — April 2006)

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on June 30, 2000 (inception date), assuming deduction of the 5.00% maximum initial sales charge at the time of investment for Class A shares and the deduction of the maximum 5.00% and 1.00% CDSC for Class B and Class C shares, respectively. It also assumes reinvestment of all distributions, including returns of capital, if any, at net asset value through April 30, 2006. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represent approximately 98% of the U.S. equity market. Figures for the Russell 3000 Index include the reinvestment of dividends. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the classes indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         9

Schedule of Investments (April 30, 2006)

LEGG MASON PARTNERS MULTIPLE DISCIPLINE FUNDS ALL CAP GROWTH AND VALUE

Shares	Security	Value

COMMON STOCKS — 98.0%
CONSUMER DISCRETIONARY — 17.2%
Hotels, Restaurants & Leisure — 0.7%
70,630	McDonald’s Corp.	$2,441,679

Internet & Catalog Retail — 1.7%
59,000	Amazon.com Inc.*	2,077,390
94,150	Expedia Inc.*	1,755,898
76,550	IAC/InterActiveCorp.*	2,209,998

	Total Internet & Catalog Retail	6,043,286

Leisure Equipment & Products — 0.7%
138,590	Hasbro Inc.	2,731,609

Media — 11.2%
109,325	Cablevision Systems Corp., New York Group, Class A Shares*	2,216,018
66,500	Clear Channel Communications Inc.	1,897,245
190,890	Comcast Corp., Special Class A Shares*	5,885,139
45,840	Discovery Holding Co., Class A Shares*	683,016
309,500	Interpublic Group of Cos. Inc.*	2,965,010
	Liberty Global Inc.:
29,045	Series A Shares*	601,522
14,045	Series C Shares*	280,479
548,400	Liberty Media Corp., Class A Shares*	4,579,140
235,420	News Corp., Class B Shares	4,291,706
199,240	Pearson PLC, Sponsored ADR	2,759,474
449,200	Time Warner Inc.	7,816,080
253,500	Walt Disney Co.	7,087,860

	Total Media	41,062,689

Specialty Retail — 2.9%
60,500	Bed Bath & Beyond Inc.*	2,320,175
110,540	Charming Shoppes Inc.*	1,519,925
171,400	Home Depot Inc.	6,844,002

	Total Specialty Retail	10,684,102

	TOTAL CONSUMER DISCRETIONARY	62,963,365

CONSUMER STAPLES — 8.0%
Beverages — 2.4%
108,700	Coca-Cola Co.	4,561,052
15,000	Molson Coors Brewing Co., Class B Shares	1,107,900
58,305	PepsiCo Inc.	3,395,683

	Total Beverages	9,064,635

Food & Staples Retailing — 1.5%
86,830	Safeway Inc.	2,182,038
73,000	Wal-Mart Stores Inc.	3,287,190

	Total Food & Staples Retailing	5,469,228

Food Products — 2.6%
78,000	Kraft Foods Inc., Class A Shares	2,436,720
92,500	Unilever PLC, Sponsored ADR	3,952,525

See Notes to Financial Statements.

10         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Food Products — 2.6% (continued)
51,970	Wm. Wrigley Jr. Co.	$2,446,228
12,992	Wm. Wrigley Jr. Co., Class B Shares	611,923

	Total Food Products	9,447,396

Household Products — 1.5%
15,000	Kimberly-Clark Corp.	877,950
77,750	Procter & Gamble Co.	4,525,828

	Total Household Products	5,403,778

	TOTAL CONSUMER STAPLES	29,385,037

ENERGY — 8.7%
Energy Equipment & Services — 2.8%
21,600	Baker Hughes Inc.	1,745,928
44,600	GlobalSantaFe Corp.	2,729,966
35,540	Grant Prideco Inc.*	1,819,648
78,160	Weatherford International Ltd.*	4,137,009

	Total Energy Equipment & Services	10,432,551

Oil, Gas & Consumable Fuels — 5.9%
59,000	Anadarko Petroleum Corp.	6,184,380
44,420	BP PLC, Sponsored ADR	3,274,642
14,000	Chevron Corp.	854,280
103,150	Exxon Mobil Corp.	6,506,702
41,280	Murphy Oil Corp.	2,071,430
119,930	Williams Cos. Inc.	2,630,065

	Total Oil, Gas & Consumable Fuels	21,521,499

	TOTAL ENERGY	31,954,050

FINANCIALS — 13.1%
Capital Markets — 4.6%
14,034	Ameriprise Financial Inc.	688,227
10,000	Goldman Sachs Group Inc.	1,602,900
30,600	Lehman Brothers Holdings Inc.	4,625,190
96,710	Merrill Lynch & Co. Inc.	7,375,105
40,210	State Street Corp.	2,626,517

	Total Capital Markets	16,917,939

Commercial Banks — 1.1%
82,842	Bank of America Corp.	4,135,472

Consumer Finance — 1.0%
68,670	American Express Co.	3,695,133

Diversified Financial Services — 1.3%
101,831	JPMorgan Chase & Co.	4,621,091

Insurance — 2.8%
95,630	American International Group Inc.	6,239,858
79,660	Chubb Corp.	4,105,676

	Total Insurance	10,345,534

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         11

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Thrifts & Mortgage Finance — 2.3%
59,070	MGIC Investment Corp.	$4,176,249
90,500	PMI Group Inc.	4,176,575

	Total Thrifts & Mortgage Finance	8,352,824

	TOTAL FINANCIALS	48,067,993

HEALTH CARE — 17.6%
Biotechnology — 6.9%
6,945	Alkermes Inc.*	149,109
93,900	Amgen Inc.*	6,357,030
154,750	Biogen Idec Inc.*	6,940,538
39,460	Genentech Inc.*	3,145,357
55,840	Genzyme Corp.*	3,415,174
92,000	ImClone Systems Inc.*	3,321,200
226,780	Millennium Pharmaceuticals Inc.*	2,059,162

	Total Biotechnology	25,387,570

Health Care Providers & Services — 1.3%
99,300	UnitedHealth Group Inc.	4,939,182

Pharmaceuticals — 9.4%
88,585	Abbott Laboratories	3,786,123
38,000	Eli Lilly & Co.	2,010,960
82,695	Forest Laboratories Inc.*	3,339,224
56,400	GlaxoSmithKline PLC, Sponsored ADR	3,208,032
140,700	Johnson & Johnson	8,246,427
34,500	Novartis AG, Sponsored ADR	1,984,095
322,110	Pfizer Inc.	8,159,047
76,390	Wyeth	3,717,901

	Total Pharmaceuticals	34,451,809

	TOTAL HEALTH CARE	64,778,561

INDUSTRIALS — 9.3%
Aerospace & Defense — 3.5%
26,000	Boeing Co.	2,169,700
90,750	Honeywell International Inc.	3,856,875
37,935	L-3 Communications Holdings Inc.	3,099,289
80,000	Raytheon Co.	3,541,600

	Total Aerospace & Defense	12,667,464

Airlines — 0.7%
164,100	Southwest Airlines Co.	2,661,702

Electrical Equipment — 0.9%
40,000	Emerson Electric Co.	3,398,000

Industrial Conglomerates — 2.7%
137,600	General Electric Co.	4,759,584
202,225	Tyco International Ltd.	5,328,629

	Total Industrial Conglomerates	10,088,213

See Notes to Financial Statements.

12         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Machinery — 1.5%
40,050	Caterpillar Inc.	$3,033,387
77,105	Pall Corp.	2,327,029

	Total Machinery	5,360,416

	TOTAL INDUSTRIALS	34,175,795

INFORMATION TECHNOLOGY — 19.4%
Communications Equipment — 3.8%
393,900	Cisco Systems Inc.*	8,252,205
140,100	Motorola Inc.	2,991,135
120,965	Nokia Oyj, Sponsored ADR	2,741,067

	Total Communications Equipment	13,984,407

Computers & Peripherals — 2.5%
115,990	Dell Inc.*	3,038,938
25,380	International Business Machines Corp.	2,089,789
229,480	Maxtor Corp.*	2,221,367
27,400	SanDisk Corp.*	1,748,942

	Total Computers & Peripherals	9,099,036

Electronic Equipment & Instruments — 0.8%
77,000	Agilent Technologies Inc.*	2,958,340

Internet Software & Services — 1.1%
126,500	Yahoo! Inc.*	4,146,670

Semiconductors & Semiconductor Equipment — 7.3%
120,000	Applied Materials Inc.	2,154,000
54,190	Cree Inc.*	1,615,946
224,100	Intel Corp.	4,477,518
186,675	Micron Technology Inc.*	3,167,874
57,100	Novellus Systems Inc.*	1,410,370
326,152	Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR	3,418,073
301,400	Texas Instruments Inc.	10,461,594

	Total Semiconductors & Semiconductor Equipment	26,705,375

Software — 3.9%
55,385	Advent Software Inc.*	1,949,552
60,000	Autodesk Inc.*	2,522,400
44,000	Electronic Arts Inc.*	2,499,200
301,200	Microsoft Corp.	7,273,980

	Total Software	14,245,132

	TOTAL INFORMATION TECHNOLOGY	71,138,960

MATERIALS — 3.0%
Chemicals — 1.2%
36,500	Dow Chemical Co.	1,482,265
63,000	E.I. du Pont de Nemours & Co.	2,778,300

	Total Chemicals	4,260,565

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         13

Schedule of Investments (April 30, 2006) (continued)

Shares	Security	Value

Metals & Mining — 0.9%
100,120	Alcoa Inc.	$3,382,054

Paper & Forest Products — 0.9%
49,930	Weyerhaeuser Co.	3,518,567

	TOTAL MATERIALS	11,161,186

TELECOMMUNICATION SERVICES — 1.7%
Diversified Telecommunication Services — 0.7%
73,700	Verizon Communications Inc.	2,434,311

Wireless Telecommunication Services — 1.0%
154,910	Vodafone Group PLC, Sponsored ADR	3,671,367

	TOTAL TELECOMMUNICATION SERVICES	6,105,678

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT (Cost — $313,142,004)	359,730,625

Face Amount
SHORT-TERM INVESTMENT — 2.1%
Repurchase Agreement — 2.1%
$7,588,000	Interest in $604,665,000 joint tri-party repurchase agreement dated 4/28/06 with Deutsche Bank Securities Inc., 4.790% due 5/1/06; Proceeds at maturity — $7,591,029; (Fully collateralized by various U.S. government agency obligations, 0.000% to 22.305% due 2/15/17 to 4/15/36; Market value — $7,739,760) (Cost — $7,588,000)	7,588,000

	TOTAL INVESTMENTS — 100.1% (Cost — $320,730,004#)	367,318,625
	Liabilities in Excess of Other Assets — (0.1)%	(248,697)

	TOTAL NET ASSETS — 100.0%	$367,069,928

*	Non-income producing security.
#	Aggregate cost for federal income tax purposes is $322,267,073.

Abbreviation used in this schedule:
ADR	— American Depositary Receipt

See Notes to Financial Statements.

14         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Statement of Assets and Liabilities (April 30, 2006)

ASSETS:
Investments, at value (Cost — $320,730,004)	$367,318,625
Cash	223
Receivable for securities sold	834,419
Dividends and interest receivable	276,868
Receivable for Fund shares sold	169,769
Prepaid expenses	27,484

Total Assets	368,627,388

LIABILITIES:
Payable for securities purchased	589,737
Payable for Fund shares repurchased	523,708
Investment management fee payable	227,416
Distribution fees payable	78,606
Directors’ fees payable	1,571
Accrued expenses	136,422

Total Liabilities	1,557,460

Total Net Assets	$367,069,928

NET ASSETS:
Par value (Note 5)	$40,177
Paid-in capital in excess of par value	530,228,786
Accumulated net realized loss on investments	(209,787,656)
Net unrealized appreciation on investments	46,588,621

Total Net Assets	$367,069,928

Shares Outstanding:
Class A	9,717,894

Class B	7,970,233

Class C	21,105,193

Class Y	1,383,619

Net Asset Value:
Class A (and redemption price)	$9.42

Class B *	$9.02

Class C *	$9.03

Class Y (and redemption price)	$9.47

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$9.92

*	Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         15

Statement of Operations (For the year ended April 30, 2006)

INVESTMENT INCOME:
Dividends	$4,802,780
Interest	54,676
Less: Foreign taxes withheld	(34,195)
Interest Expense	(16,248)

Total Investment Income	4,807,013

EXPENSES:
Distribution fees (Notes 2 and 4)	3,058,859
Investment management fee (Note 2)	2,877,216
Transfer agent fees (Notes 2 and 4)	450,661
Shareholder reports (Note 4)	91,316
Registration fees	53,842
Legal fees	32,922
Audit and tax	30,000
Custody fees	27,012
Directors’ fees	19,167
Insurance	8,405
Miscellaneous expenses	7,042

Total Expenses	6,656,442
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(77,528)

Net Expenses	6,578,914

Net Investment Loss	(1,771,901)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTES 1 AND 3):
Net Realized Gain From Investment Transactions	6,284,426
Change in Net Unrealized Appreciation/Depreciation From Investments	55,262,048

Net Gain on Investments	61,546,474

Increase in Net Assets From Operations	$59,774,573

See Notes to Financial Statements.

16         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Statements of Changes in Net Assets (For the years ended April 30)

	2006	2005
OPERATIONS:
Net investment loss	$(1,771,901)	$(1,690,126)
Net realized gain (loss)	6,284,426	(6,181,412)
Change in net unrealized appreciation/depreciation	55,262,048	8,849,521

Increase in Net Assets From Operations	59,774,573	977,983

FUND SHARE TRANSACTIONS (NOTE 5):
Net proceeds from sale of shares	45,878,351	150,332,484
Cost of shares repurchased	(117,111,720)	(92,612,028)

Increase (Decrease) in Net Assets From Fund Share Transactions	(71,233,369)	57,720,456

Increase (Decrease) in Net Assets	(11,458,796)	58,698,439
NET ASSETS:
Beginning of year	378,528,724	319,830,285

End of year	$367,069,928	$378,528,724

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         17

Financial Highlights

For a share of each class of capital stock outstanding throughout each year ended April 30:

Class A Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$8.02	$7.96	$6.32	$7.89	$9.23

Income (Loss) From Operations:
Net investment income (loss)	0.01	0.01	(0.03)	(0.02)	(0.05)
Net realized and unrealized gain (loss)	1.39	0.05	1.67	(1.55)	(1.29)

Total Income (Loss) From Operations	1.40	0.06	1.64	(1.57)	(1.34)

Net Asset Value, End of Year	$9.42	$8.02	$7.96	$6.32	$7.89

Total Return(2)	17.46%	0.75%	25.95%	(19.90)%	(14.52)%

Net Assets, End of Year (000s)	$91,562	$84,629	$48,352	$25,273	$37,371

Ratios to Average Net Assets:
Gross expenses	1.21%	1.20%	1.19%	1.20%	1.21%
Gross expenses, excluding interest expense	1.20	—	—	—	—
Net expenses(3)	1.19 (4)	1.18 (4)	1.19	1.20	1.21
Net expenses, excluding interest expense(3)	1.19 (4)	—	—	—	—
Net investment income (loss)	0.06	0.14	(0.36)	(0.37)	(0.64)

Portfolio Turnover Rate	24%	15%	125%	47%	35%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A shares will not exceed 1.40%.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

18         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30:

Class B Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$7.74	$7.73	$6.18	$7.78	$9.18

Income (Loss) From Operations:
Net investment loss	(0.06)	(0.05)	(0.08)	(0.07)	(0.11)
Net realized and unrealized gain (loss)	1.34	0.06	1.63	(1.53)	(1.29)

Total Income (Loss) From Operations	1.28	0.01	1.55	(1.60)	(1.40)

Net Asset Value, End of Year	$9.02	$7.74	$7.73	$6.18	$7.78

Total Return(2)	16.54%	0.13%	25.08%	(20.57)%	(15.25)%

Net Assets, End of Year (000s)	$71,865	$73,331	$56,434	$39,445	$61,693

Ratios to Average Net Assets:
Gross expenses	1.97%	1.97%	1.94%	1.97%	1.93%
Gross expenses, excluding interest expense	1.96	—	—	—	—
Net expenses(3)	1.95 (4)	1.94 (4)	1.94	1.97	1.93
Net expenses, excluding interest expense(3)	1.95 (4)	—	—	—	—
Net investment loss	(0.70)	(0.62)	(1.13)	(1.14)	(1.36)

Portfolio Turnover Rate	24%	15%	125%	47%	35%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class B shares will not exceed 2.15%.
(4)	The investment manager voluntarily waived a portion of its fee and/or reimbursed expenses.

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         19

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30:

Class C Shares(1)	2006	2005	2004	2003	2002
Net Asset Value, Beginning of Year	$7.74	$7.74	$6.19	$7.78	$9.18

Income (Loss) From Operations:
Net investment loss	(0.06)	(0.05)	(0.08)	(0.07)	(0.11)
Net realized and unrealized gain (loss)	1.35	0.05	1.63	(1.52)	(1.29)

Total Income (Loss) From Operations	1.29	0.00	1.55	(1.59)	(1.40)

Net Asset Value, End of Year	$9.03	$7.74	$7.74	$6.19	$7.78

Total Return(2)	16.67%	0.00%	25.04%	(20.44)%	(15.25)%

Net Assets, End of Year (000s)	$190,538	$215,024	$215,044	$176,460	$299,640

Ratios to Average Net Assets:
Gross expenses	1.93%	1.95%	1.91%	1.93%	1.93%
Gross expenses, excluding interest expense	1.93	—	—	—	—
Net expenses(3)	1.91 (4)	1.92 (4)	1.91	1.93	1.93
Net expenses, excluding interest expense(3)	1.90 (4)	—	—	—	—
Net investment loss	(0.65)	(0.60)	(1.11)	(1.10)	(1.36)

Portfolio Turnover Rate	24%	15%	125%	47%	35%

(1)	Per share amounts have been calculated using the average shares method.
(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.
(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class C shares will not exceed 2.15%.
(4)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

20         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Financial Highlights (continued)

For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class Y Shares(1)	2006	2005(2)
Net Asset Value, Beginning of Year	$8.03	$8.07

Income (Loss) From Operations:
Net investment income	0.04	0.01
Net realized and unrealized gain (loss)	1.40	(0.05)

Total Income (Loss) From Operations	1.44	(0.04)

Net Asset Value, End of Year	$9.47	$8.03

Total Return(3)	17.93%	(0.50)%

Net Assets, End of Year (000s)	$13,105	$5,545

Ratios to Average Net Assets:
Gross expenses	0.80%	0.81	%(4)
Gross expenses, excluding interest expense	0.80	—
Net expenses(5)	0.80 (6)	0.81	(4)
Net expenses, excluding interest expense(5)	0.80 (6)	—
Net investment income	0.45	0.29	(4)

Portfolio Turnover Rate	24%	15%

(1)	Per share amounts have been calculated using the average shares method.
(2)	For the period November 4, 2004 (inception date) to April 30, 2005.
(3)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.
(4)	Annualized.
(5)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class Y shares will not exceed 0.99%.
(6)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses.

See Notes to Financial Statements.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         21

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (formerly known as Smith Barney Multiple Discipline Funds – All Cap Growth and Value Fund) (the “Fund”) is a separate diversified series of Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

22         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Notes to Financial Statements (continued)

(d) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

(f) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(g) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Paid-in Capital
(a)	$1,771,901	$(1,771,901)

(a)	Reclassifications are primarily due to a tax net operating loss.

2.	Investment Management Agreement and Other Transactions with Affiliates

On December 1, 2005, Citigroup Inc. (“Citigroup”) completed the sale of substantially all of its asset management business, Citigroup Asset Management (“CAM”), to Legg Mason, Inc. (“Legg Mason”). As a result, the Fund’s investment manager, Smith Barney Fund Management LLC (“SBFM” or the “Manager”), previously an indirect wholly-owned subsidiary of Citigroup, became a wholly-owned subsidiary of Legg Mason. Completion of the sale caused the Fund’s then existing investment management contract to terminate. The Fund’s shareholders approved a new investment management contract between the Fund and the Manager, which became effective on December 1, 2005.

Legg Mason, whose principal executive offices are in Baltimore, Maryland, is a financial services holding company.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         23

Notes to Financial Statements (continued)

Effective October 1, 2005 and continuing under the new investment management contract, the Fund pays the Manager an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

During the period ended April 30, 2006, the Fund’s Class A, B, C and Y shares had voluntary expense limitations in place of 1.40%, 2.15%, 2.15% and 0.99%, respectively. For the year ended April 30, 2006, the Manager waived a portion of its fees and/or reimbursed expenses amounting to $77,528. Such waivers and/or expense reimbursements are voluntary and may be reduced or terminated at any time.

The Fund’s Board has approved PFPC Inc. (“PFPC”) to serve as transfer agent for the Fund, effective January 1, 2006. The principal business office of PFPC is located at 4400 Computer Drive, Westborough, MA 01581. Prior to January 1, 2006, Citicorp Trust Bank, fsb. (“CTB”), a subsidiary of Citigroup, acted as the Fund’s transfer agent. Also, prior to January 1, 2006, PFPC and Primerica Shareholder Services (“PSS”), another subsidiary of Citigroup, acted as the Fund’s sub-transfer agents. CTB received account fees and asset-based fees that varied according to the size and type of account. PFPC and PSS were responsible for shareholder recordkeeping and financial processing for all shareholder accounts and were paid by CTB. For the period ended April 30, 2006, the Fund paid transfer agent fees of $319,873 to CTB. In addition, for the period ended April 30, 2006, the Fund also paid $4,023 to other Citigroup affiliates for shareholder recordkeeping services.

The Fund’s Board has appointed the Fund’s current distributors, Citigroup Global Markets Inc. (“CGM”) and PFS Investments Inc. (“PFS”), both of which are subsidiaries of Citigroup, and Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, as co-distributors of the Fund. The Fund’s Board has also approved an amended and restated Rule 12b-1 Plan. CGM and other broker-dealers, financial intermediaries and financial institutions (each called a “Service Agent”) that currently offer Fund shares continue to make the Fund’s shares available to their clients. Additional Service Agents may offer Fund shares in the future.

There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

24         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Notes to Financial Statements (continued)

For the period ended April 30, 2006, LMIS, PFS, and CGM and its affiliates received sales charges of approximately $254,000 on sales of the Fund’s Class A shares. In addition, for the period ended April 30, 2006, CDSCs paid to LMIS, PFS, and CGM and its affiliates were approximately:

	Class B	Class C
CDSCs	$92,000	$21,000

For the period ended April 30, 2006, CGM and its affiliates received broker commissions of $2,640.

Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

3.	Investments

During the year ended April 30, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$91,522,151

Sales	170,473,450

At April 30, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$59,224,590
Gross unrealized depreciation	(14,173,038)

Net unrealized appreciation	$45,051,552

4.	Class Specific Expenses

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.

For the year ended April 30, 2006, class specific expenses were as follows:

	Distribution Fees	Transfer Agent Fees	Shareholder Reports Expenses
Class A	$227,899	$122,179	$19,755
Class B	747,727	101,497	22,361
Class C	2,083,233	226,964	49,189
Class Y	—	21	11

Total	$3,058,859	$450,661	$91,316

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         25

Notes to Financial Statements (continued)

5.	Capital Shares

At April 30, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended April 30, 2006		Year Ended April 30, 2005
	Shares	Amount	Shares	Amount
Class A
Shares sold	2,204,170	$19,379,463	6,666,931	$53,672,631
Shares repurchased	(3,035,280)	(26,947,307)	(2,193,237)	(17,803,683)

Net Increase (Decrease)	(831,110)	$(7,567,844)	4,473,694	$35,868,948

Class B
Shares sold	898,379	$7,602,607	4,050,896	$31,543,690
Shares repurchased	(2,407,113)	(20,506,058)	(1,869,099)	(14,640,657)

Net Increase (Decrease)	(1,508,734)	$(12,903,451)	2,181,797	$16,903,033

Class C
Shares sold	1,499,526	$12,657,075	7,640,887	$59,352,028
Shares repurchased	(8,167,718)	(69,536,404)	(7,656,571)	(60,115,528)

Net Decrease	(6,668,192)	$(56,879,329)	(15,684)	$(763,500)

Class Y†
Shares sold	706,510	$6,239,206	696,610	$5,764,135
Shares repurchased	(13,194)	(121,951)	(6,307)	(52,160)

Net Increase	693,316	$6,117,255	690,303	$5,711,975

†	For the period November 4, 2004 (inception date) to April 30, 2005.

6.	Income Tax Information and Distributions to Shareholders

The Fund did not make any distributions during the fiscal years ended April 30, 2005 and April 30, 2006.

As of April 30, 2006, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward(*)	$(208,250,587)
Unrealized appreciation/(depreciation)(a)	45,051,552

Total accumulated earnings/(losses)—net	$(163,199,035)

(*)	During the taxable year ended April 30, 2006, the Fund utilized $1,526,277 of its capital loss carryforward available from prior years. As of April 30, 2006, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
4/30/2009	$(20,844,186)
4/30/2010	(84,148,493)
4/30/2011	(97,831,240)
4/30/2012	(5,298,585)
4/30/2013	(128,083)

$(208,250,587)

These amounts will be available to offset any future taxable capital gains.

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

26         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Notes to Financial Statements (continued)

7.	Regulatory Matters

On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Funds”).

The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that First Data Investors Services Group (“First Data”), the Fund’s then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Funds’ boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         27

Notes to Financial Statements (continued)

bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, SBFM does not believe that this matter will have a material adverse effect on the Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM, (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorney’s fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, SBFM believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of SBFM and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its affiliates, including SBFM and Salomon Brothers Asset Management Inc. (“SBAM”) (collectively, the “Advisers”), substantially all of the mutual funds managed by the Advisers, including the Fund (the “Funds”), and directors or trustees of the Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Advisers caused the Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Funds by improperly charging Rule 12b-1 fees and by drawing on Fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Funds failed to adequately disclose certain aspects of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Funds’ contracts with the Advisers, recovery of all fees paid to the Advisers pursuant to such contracts and an award of attorney’s fees and litigation expenses.

28         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Notes to Financial Statements (continued)

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. While the lawsuit is in its earliest stages, to the extent that the Complaint purports to state causes of action against the Funds, the Funds’ investment managers believe the Funds have significant defenses to such allegations, which the Funds intend to vigorously assert in responding to the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendants in the future.

As of the date of this report, the Fund’s investment manager and the Funds believe that the resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Advisers and their affiliates to continue to render services to the Funds under their respective contracts.

The Defendants have moved to dismiss the Complaint. Those motions are pending before the court.

9.	Other Matters

On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.

Although there can be no assurance, SBFM believes that this matter is not likely to have a material adverse effect on the Fund or SBFM’s ability to perform investment management services relating to the Fund.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         29

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders

Legg Mason Partners Investment Funds, Inc.

(formerly Smith Barney Investment Funds Inc.):

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (formerly Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund), a series of Legg Mason Partners Investment Funds, Inc. as of April 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2006, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value as of April 30, 2006, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 21, 2006

30         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of the Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (formerly known as Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund) (the “Fund”) are managed under the direction of the Board of Directors of Legg Mason Partners Investment Funds, Inc. (formerly known as Smith Barney Investment Funds Inc.) (the “Company”). Information pertaining to the Directors and certain officers of the Company is set forth below. The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling Shareholder Services at 1-800-451-2010.

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Non-Interested Directors:
Paul R. Ades Paul R. Ades, PLLC 181 West Main Street, Suite C Babylon, NY 11702 Birth Year: 1940	Director	Since 1994	Law Firm of Paul R. Ades, PLLC (from April 2000 to present)	15	None

Dwight B. Crane Harvard Business School Soldiers Field Baker Library #337 Boston, MA 02163 Birth Year: 1937	Director	Since 1981	Professor, Harvard Business School	46	None

Frank G. Hubbard c/o Legg Mason Partners Funds 125 Broad Street New York, New York 10004 Birth Year: 1937	Director	Since 1993	President of Avatar International, Inc. (business development) (since 1998)	15	None

Jerome H. Miller c/o Legg Mason Partners Funds 125 Broad Street New York, New York 10004 Birth Year: 1938	Director	Since 1998	Retired	15	None

Ken Miller Young Stuff Apparel Group, Inc. 930 Fifth Avenue Suite 610 New York, NY 10021 Birth Year: 1942	Director	Since 1994	President of Young Stuff Apparel Group, Inc. (since 1963)	15	None

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         31

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Interested Director:
R. Jay Gerken, CFA** Legg Mason & Co, LLC (“Legg Mason”) 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason; President and Chief Executive Officer of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management Inc. (“CFM”); President and Chief Executive Officer of certain mutual funds associated with Legg Mason; Formerly, Chairman of SBFM and CFM (2002 to 2006); Formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers, Inc. (from 2002 to 2005)	169	Trustee, Consulting Group Capital Markets Funds

Officers:
Andrew B. Shoup Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1956	Senior Vice President and Chief Administrative Officer	Since 2003	Director of Legg Mason; Senior Vice President and Chief Administrative Officer of certain mutual funds associated with Legg Mason; Formerly, Head of International Funds Administration of Legg Mason or its predecessors (from 2001 to 2003)	N/A	N/A

Kaprel Ozsolak Legg Mason 125 Broad Street, 11th Floor New York, NY 10004 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with Legg Mason (from 2002 to 2004)	N/A	N/A

32         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
Alan J. Blake Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1949	Vice President and Investment Officer	Since 2000	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Richard A. Freeman Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1953	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

John G. Goode Legg Mason One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1944	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Peter J. Hable Legg Mason One Sansome Street, 36th Floor San Francisco, CA 94104 Birth Year: 1958	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Kirstin Mobyed Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1969	Vice President and Investment Officer	Since 2004	Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Roger Paradiso Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1966	Vice President and Investment Officer	Since 2004	Managing Director of Legg Mason; Investment Officer of the Manager or its affiliates	N/A	N/A

Ted P. Becker Legg Mason 399 Park Avenue, 4th Floor New York, NY 10022 Birth Year: 1951	Chief Compliance Officer	Since 2006

Managing Director of

Compliance at Legg

Mason (2005-Present);

Chief Compliance

Officer with certain

mutual funds

associated with Legg Mason (since 2006);

Managing Director of

Compliance at Legg Mason or its predecessors

(2002-2005). Prior to

2002, Managing

Director-Internal Audit

& Risk Review at

Citigroup, Inc.

				N/A	N/A

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         33

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Fund Complex Overseen by Director	Other Board Memberships Held by Director
John Chiota Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1968	Chief Anti-Money Laundering Compliance Officer	Since 2006

Vice President of Legg Mason or its predecessors (since 2004); Chief Anti-Money

Laundering

Compliance Officer

with certain mutual

funds associated with

Legg Mason (since 2006); prior to August 2004, Chief AML Compliance Officer with TD Waterhouse

				N/A	N/A
Steven Frank Legg Mason 125 Broad Street 11th Floor New York, NY 10004 Birth Year: 1967	Controller	Since 2005	Vice President of Legg Mason (since 2002); Controller of certain funds associated with Legg Mason (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2001-2005)	N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place, 4th Floor Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)	N/A	N/A
*	Each Director and officer serves until his or her successor has been duly elected and qualified.
**	Mr. Gerken is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because Mr. Gerken is an officer of SBFM and of certain of its affiliates.

34         Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report

Additional Shareholder Information (unaudited)

Results of a Special Meeting of Shareholders

On November 29, 2005, a Special Meeting of Shareholders was held for the following purposes: 1) to approve a new management agreement and 2) to elect Directors.1 The following tables provide the number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes as to each matter voted on at the Special Meeting of Shareholders.

1. Approval of New Management Agreement

Item Voted On	Votes For	Votes Against	Abstentions	Broker Non-Votes
New Management Agreement	22,584,434.786	618,705.594	693,562.579	726,536.000

2. Election of Directors1

Nominees:	Votes For	Authority Withheld	Abstentions	Broker Non-Votes
Paul R. Ades	154,295,546.159	5,699,406.286	1,101,216.604	0.000
Dwight B. Crane	154,269,645.182	5,725,307.263	1,101,216.604	0.000
Frank G. Hubbard	154,276,889.022	5,718,063.423	1,101,216.604	0.000
Jerome H. Miller	154,266,400.237	5,728,552.208	1,101,216.604	0.000
Ken Miller	154,326,232.680	5,668,719.765	1,101,216.604	0.000
R. Jay Gerken	154,204,059.413	5,790,893.032	1,101,216.604	0.000

[1]	Directors are elected by the shareholders of all of the series of the Company of which the Fund is a series.

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value 2006 Annual Report         35

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

DIRECTORS

Paul R. Ades

Dwight B. Crane

R. Jay Gerken, CFA

    Chairman

Frank G. Hubbard

Jerome H. Miller

Ken Miller

OFFICERS

R. Jay Gerken, CFA

President and
Chief Executive Officer

Andrew B. Shoup

Senior Vice President and
Chief Administrative Officer

Kaprel Ozsolak

Chief Financial Officer and Treasurer

Alan J. Blake

Vice President and
Investment Officer

Richard A. Freeman

Vice President and
Investment Officer

John G. Goode

Vice President and
Investment Officer

Peter J. Hable

Vice President and
Investment Officer

Kirstin Mobyed

Vice President and

Investment Officer

Roger Paradiso

Vice President and

Investment Officer

OFFICERS (continued)

Ted P. Becker

Chief Compliance Officer

John Chiota

Chief Anti-Money Laundering Compliance Officer

Steven Frank

Controller

Robert I. Frenkel

Secretary and
Chief Legal Officer

INVESTMENT MANAGER

Smith Barney Fund Management LLC

DISTRIBUTORS

Citigroup Global Markets Inc.

Legg Mason Investor Services, LLC

PFS Investments Inc.

CUSTODIAN

State Street Bank and Trust Company

TRANSFER AGENT

PFPC Inc.

4400 Computer Drive

Westborough,

Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

345 Park Avenue

New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

©2006 Legg Mason Investor Services, LLC

Member NASD, SIPC

FD02330 6/06	SR06-78

Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value

The Fund is a separate series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS MULTIPLE DISCIPLINE FUNDS

ALL CAP GROWTH AND VALUE

Legg Mason Partners Funds

125 Broad Street

10th Floor, MF-2

New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov. Proxy voting reports for the period ending June 30, 2005 will continue to be listed under the Fund’s former Smith Barney Investment Funds Inc. — Smith Barney Multiple Discipline Funds — All Cap Growth and Value Fund name.

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Jerome H. Miller, the Chairman of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Miller as the Audit Committee’s financial expert. Mr. Miller is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2005 and April 30, 2006 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $183,250 in 2005 and $134,250 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the last two fiscal years ending April 30, 2005 and April 30, 2006 in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and were $7,500 in 2005 and $4,000 in 2006, reported under paragraph (a) of this Item 4.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Investment Funds, Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to May 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $29,700 in 2005 and $0 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

(d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Legg Mason Partners Investment Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Smith Barney Fund Management LLC (“SBFM”), and any entity controlling, controlled by or under common control with SBFM that provided ongoing services to Legg Mason Partners Investment Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Investment Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2005 and 2006; Tax Fees were 100% and 0% for 2005 and 2006; and Other Fees were 100% and 0% for 2005 and 2006.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Investment Funds, Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Legg Mason Partners Investment Funds, Inc. during the reporting period were $0 in 2006 for fees related to the transfer agent matter as fully described in the notes the financial statements titled “additional information” and $75,000 for 2005.

(h) Yes. Legg Mason Partners Investment Funds, Inc.’ Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Investment Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)	Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(b)	Attached hereto.

Exhibit 99.CERT	Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Funds, Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date:	July 10, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date:	July 10, 2006

By:	/s/ Kaprel Ozsolak
Kaprel Ozsolak
Chief Financial Officer of
Legg Mason Partners Investment Funds, Inc.

Date:	July 10, 2006